Exhibit 10.2

租     約

Lease Agreement

有關單位: 香港九龍官塘榮業街 6 號海濱工業大廈13/F B1座。（建築面積2616/呎）

Leased Premises: Block B1, 13/F, Hoi Bun Industrial Building, #6 Wing Yip Street, Kwun Tong, Kowloon, Hong Kong (Floor Area: 2,616 sq. ft.)

單位業主: 卓禮有限公司（以下簡稱甲方）

Lessor (Landlord): 卓禮有限公司 (hereinafter referred to as “the Landlord”)

單位租客: 宏拓工程有限公司（以下簡稱乙方）

Lessee (Tenant): Global Development Engineering Company Limited (hereinafter referred to as “the Tenant”)

茲經雙方同意訂立一切條件分列於下各願遵守:

Both parties hereby agree to enter into this Lease Agreement under the following terms and conditions:

1. 雙方訂定租金每月港幣叁萬圓正，包括管理費、差餉、地租。租金每月16號前繳納，水、電費由乙方支付。

Both parties hereby agree on a monthly rent of HK$30,000, inclusive of management fees, rates, and government rent. The rent shall be paid on or before the 16th of each month. Charges for water and electricity shall be borne by the Tenant.

2. 租客繳付兩個月按金共港幣陸萬圓正，按金由上租約轉入，按金於終止租約時無息退還。

The Tenant shall pay the deposit equivalent to two months’ rent, amounting to HK$60,000. This deposit shall be carried forward from the deposit paid derived from previous lease agreement, and shall be refunded without interest, upon termination of this lease.

3. 租約為期三年由 2025 年 4 月 16 日起至 2028 年 4 月 15 日止。

The lease term shall be three (3) years, commencing from 16 April 2025 and ending on 15 April 2028.

4. 上述單位只准作合法之用。

The premises shall be used solely for lawful purposes.

5. 上述單位不可轉租或分租。

The premises shall not be sublet or assigned in whole or in part.

6.如租客提出終止租約或欠交租金，租客須於七天內將所有物品搬清，否則業主有權會同二名見證人，將所有物品清走、售賣或拋棄，租客不得異議或提出任何賠償要求。

Should the Tenant terminate the lease prematurely or fail to pay rent, the Tenant shall vacate the premises and remove all personal belongings within seven (7) days. Otherwise, the Landlord shall have the right, together with two witnesses, to remove, sell, or dispose of any remaining items. The Tenant shall raise no objection and shall not be entitled to any compensation.

7. 本租約壹式兩份各存壹份。

This Agreement is executed in two originals, with each party retaining one copy.

業主簽署	租客簽署
Signed by Landlord	Signed by Tenant

/s/ Check Life Limited	/s/ Sui Hei Chan
Global Development Engineering
Company Limited

業主: 卓禮有限公司	租客: 宏拓工程有限公司
Landlord	Tenant

商業登記: 13050412	商業登記: 65089645
Business Registration No.	Business Registration No.

日期:
Date 03-04-2025